UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

NEXEO SOLUTIONS HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 297-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Stock Purchase Agreement

On April 1, 2014, Nexeo Solutions Sub Holding Corp. (“Sub Holding”), a wholly-owned subsidiary of Nexeo Solutions Holdings, LLC (“Holdings”), and Nexeo Solutions, LLC, a subsidiary of Sub Holding and Holdings (“Solutions” and collectively with Sub Holding and Holdings, the “Company”), entered into an amendment (the “First Amendment”) to the Stock Purchase Agreement, dated February 10, 2014, by and between Sub Holding; the trust that is the sole shareholder of Archway Sales, Inc., acting by and through its sole trustee, John T. Baumstark, Sr.; certain beneficiaries of the shareholder trust; and John T. Baumstark, Sr., in his individual capacity (the “Stock Purchase Agreement”), pursuant to which the closing date and effective time of the acquisition of the shares of Archway Sales, Inc. and other closing mechanics were confirmed.

A copy of the First Amendment is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The description of the First Amendment in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Fourth Supplemental Indenture

On April 4, 2014, Archway Sales, LLC, a Delaware limited liability company (the “New Guarantor”), Solutions (in its capacity as Issuer under the Indenture described herein, the “Issuer”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”), entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”), pursuant to which the New Guarantor became a Guarantor of the 8.375% Senior Subordinated Notes due 2018 issued pursuant to the Senior Subordinated Notes Indenture, dated as of March 9, 2011 (as supplemented by the Supplemental Indenture, dated as of March 31, 2011, the Second Supplemental Indenture, dated as of August 7, 2013, and the Third Supplemental Indenture, dated as of December 4, 2013), among the Issuer, Nexeo Solutions Finance Corporation, the Guarantors party thereto and the Trustee.

The foregoing description of the Fourth Supplemental Indenture is a general description and is qualified in its entirety by reference to the full text of the Fourth Supplemental Indenture, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

As previously announced, on February 11, 2014, Sub Holding and Solutions entered into a series of agreements to acquire the St. Louis, Missouri based chemicals blending and distribution business of Archway Sales, Inc., a Missouri corporation, and JACAAB, LLC, a Missouri limited liability company (together “Archway”), for an aggregate purchase price of approximately $125.0 million, subject to a working capital adjustment (collectively, the “Archway Acquisition”). On April 1, 2014, Sub Holding and Solutions completed the Archway Acquisition. The acquisitions were financed with cash on hand and borrowings under the Company’s asset-based revolving credit facility. At the closing of the transactions, a portion of the purchase price was placed into escrow and will be released as prescribed by the acquisition documentation.

A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The description of the Archway Acquisition in this Current Report is a summary and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement.

Item 7.01. Regulation FD Disclosure

On April 1, 2014, Holdings announced the closing of the Archway Acquisition. A copy of the press release dated April 1, 2014 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report, including Exhibit 99.1 hereto, is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

As permitted under this item, Holdings will file any financial statements required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information

As permitted under this item, Holdings will file the pro forma financial information required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(d) Exhibits

Exhibit	Description

2.1*

Stock Purchase Agreement, dated February 10, 2014, by and between Nexeo Solutions Sub Holding Corp.; the Baumstark Family Trust, acting by and through its sole trustee, John T. Baumstark, Sr.; John T. Baumstark, Jr., David T. Baumstark, Amy B. Stivers, and Emily B. Siddens; and John T. Baumstark, Sr., in his individual capacity.

2.2*

First Amendment to Stock Purchase Agreement, dated April 1, 2014, by and among Nexeo Solutions Sub Holding Corp.; the Baumstark Family Trust, acting by and through its sole trustee, John T. Baumstark, Sr.; John T. Baumstark, Jr., David T. Baumstark, Amy B. Stivers, and Emily B. Siddens; and John T. Baumstark, Sr., in his individual capacity.

10.1	Fourth Supplemental Indenture, dated April 4, 2014 among Archway Sales, LLC, as the New Guarantor, and Wells Fargo Bank, National Association, as Trustee.

99.1	Press release dated April 1, 2014.

*                 Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to Exhibit 2.1 and Exhibit 2.2 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS HOLDINGS, LLC

	By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Legal Officer

Dated: April 4, 2014

EXHIBIT INDEX

Exhibit	Description

2.1*

Stock Purchase Agreement, dated February 10, 2014, by and between Nexeo Solutions Sub Holding Corp.; the Baumstark Family Trust, acting by and through its sole trustee, John T. Baumstark, Sr.; John T. Baumstark, Jr., David T. Baumstark, Amy B. Stivers, and Emily B. Siddens; and John T. Baumstark, Sr., in his individual capacity.

2.2*

First Amendment to Stock Purchase Agreement, dated April 1, 2014, by and among Nexeo Solutions Sub Holding Corp.; the Baumstark Family Trust, acting by and through its sole trustee, John T. Baumstark, Sr.; John T. Baumstark, Jr., David T. Baumstark, Amy B. Stivers, and Emily B. Siddens; and John T. Baumstark, Sr., in his individual capacity.

10.1	Fourth Supplemental Indenture, dated April 4, 2014 among Archway Sales, LLC, as the New Guarantor, and Wells Fargo Bank, National Association, as Trustee.

99.1	Press release dated April 1, 2014.

*                 Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to Exhibit 2.1 and Exhibit 2.2 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.